                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

    THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made as of July 1, 1998, by and between WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "BORROWER") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to PNC Bank, Ohio, National Association, as Agent (the "AGENT"), for the Lenders under the below-defined Credit Agreement, THE FIFTH THIRD BANK OF WESTERN OHIO, an Ohio state banking corporation, and PNC BANK, NATIONAL ASSOCIATION, successor by merger to PNC Bank, Ohio, National Association, (each individually a "Lender" and collectively, the "Lenders").

                                  WITNESSETH:

    WHEREAS, the Borrower, the Agent and the Lenders entered into a Credit Agreement dated June 13, 1994, which was subsequently amended by an Amendment to Credit Agreement dated March 31, 1995, a Second Amendment to Credit Agreement dated April 20, 1995, a Third Amendment to Credit Agreement dated July 11, 1995, a Fourth Amendment to Credit Agreement dated November 7, 1995, a Fifth Amendment and Waiver Agreement dated May 9, 1996, a Sixth Amendment to Credit Agreement dated as of June 30, 1997, and a Seventh Amendment and Waiver Agreement dated as of March 26, 1998 (collectively, the "CREDIT AGREEMENT") which evidences the Borrower's obligations for one or more loans or other extensions of credit (the "OBLIGATIONS"); and

    WHEREAS, the Borrower, the Agent and the Lenders desire to amend the Credit Agreement as provided for below;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

    1.  AMENDMENTS. The Credit Agreement is amended as follows:

        1.1 Section 2.1(a) is amended by deleting "Two Million Six Hundred Thousand Dollars ($2,600,000.00)" from the fourth line thereof and inserting "Three Million Dollars ($3,000,000.00)" in its place, and by deleting "$2,600,000.00" from the ninth line thereof and inserting "3,000,000.00" in its place.

        1.2 Section 2.1(e) is amended to delete "July 1, 1998" from the first sentence thereof and insert "July 1, 1999" in its place.

    3. Any and all references to the Credit Agreement in any other Loan Documents shall be deemed to refer to such Credit Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

    4. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

    5. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

    6. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

    7. This Amendment will be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

    8. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Agent's or the Lenders' rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL PROVISIONS.

    Executed as of the date first written above.

                                     WHITEFORD FOODS VENTURE, L.P.,
                                     a Texas limited partnership

                                     By:  G/W FOODS, INC., general partner,
                                          a Texas corporation

                                          By:  /s/ ALBERT D. GREENAWAY
                                             ----------------------------------
                                          Print Name:  Albert D. Greenaway
                                                     --------------------------
                                          Title:       President
                                                -------------------------------


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

                                     PNC BANK, NATIONAL ASSOCIATION, as Agent a national banking association

                                     By:  /s/ TIMOTHY E. REILLY
                                        ---------------------------------------
                                     Print Name: Timothy E. Reilly
                                                -------------------------------
                                     Title:  Vice President
                                           ------------------------------------

                                     THE FIFTH THIRD BANK OF WESTERN OHIO,
                                     an Ohio state banking corporation, as
                                     a Lender

                                     By:  /s/ K. DOUGLAS COMPTON
                                        ---------------------------------------
                                     Print Name: K. Douglas Compton
                                                -------------------------------
                                     Title:  VICE PRESIDENT
                                           ------------------------------------

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     a national banking association, as
                                     a Lender

                                     By:  /s/ TIMOTHY E. REILLY
                                        ---------------------------------------
                                     Print Name: Timothy E. Reilly
                                                -------------------------------
                                     Title:  Vice President
                                           ------------------------------------

STATE OF   Ohio            )
                           ) SS:
COUNTY OF  Darke           )

    The foregoing instrument was acknowledged before me this 25th day of August, 1998 by Albert D. Greenaway President of G/W Foods, Inc., a Texas corporation, on behalf of the corporation as general partner of Whiteford Foods Venture, L.P., a Texas limited partnership.


                                          /s/ SHARON K. HENRY
                                        ---------------------------------------
                                        Notary Public
July 20, 1998
WHITELAG                                               SHARON K. HENRY
                                                 NOTARY PUBLIC, STATE OF OHIO
                                               My Commission Expires May 4, 2000
                                                    Recorded in Darke County


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